UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES AND EXCHANGE ACT OF 1934

Date of report (date of earliest event reported): June 18, 2025

SHINECO, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37776	52-2175898
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Room 1707, Block D, Modern City SOHO, No. 88, Jianguo Road, Chaoyang District,

Beijing, People’s Republic of China 100022

(Address of principal executive offices)

Registrant’s telephone number, including area code: (+86) 10-87227366

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	SISI	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01 Completion of Acquisition or Disposition of Assets

On June 18, 2025 (the “Closing Date”), Shineco Life Science Group Hong Kong Co., Limited (“Shineco Life Science”), a subsidiary of Shineco, Inc. (the “Company”), closed the acquisition of 51% of the equity interests in InfiniClone Limited, a company limited by shares incorporated in Hong Kong (“InfiniClone”), pursuant to the share purchase agreement (the “SPA”) dated April 22, 2025 with Dr. Lim Kah Meng, the sole shareholder of InfiniClone (the “Seller”). On or prior to the Closing Date, the closing conditions as set forth in the SPA were satisfied or otherwise waived by the parties thereto, and the Seller has transferred 51% of the equity interests in InfiniClone to Shineco Life Science; therefore, InfiniClone became a direct subsidiary of Shineco Life Science. In exchange, Shineco Life Science paid to the Seller US$19,895,600 in cash and the Company issued 3,450,000 shares of the Company’s common stock, par value $0.001 per share (the “Shares”).

The Shares were issued in reliance on Rule 902 of Regulation S promulgated under the Securities Act of 1933, as amended, and the Seller represented that he was not a resident of the United States or a “U.S. person” as defined in Rule 902(k) of Regulation S and was not acquiring the Shares for the account or benefit of any U.S. person.

A copy of the SPA is filed as Exhibit 2.1 hereto and is incorporated herein by reference. The above description of the SPA is qualified in its entirety by reference to such exhibit.

Item 3.02 Unregistered Sales of Equity Securities

The information contained in Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference into this Item 3.02 in its entirety.

Item 8.01 Other Events

The information contained in Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference into this Item 8.01 in its entirety.

Item 9.01 Financial Statements and Exhibits

(a) Financial Statements of Businesses Acquired

The financial statements required by Item 9.01(a) of Form 8-K will be filed by amendment to this Current Report on Form 8-K no later than 71 days after the date this report on Form 8-K must be filed.

(b) Pro Forma Financial Information

The pro forma financial statements required by Item 9.01(b) of Form 8-K will be filed by amendment to this Current Report on Form 8-K no later than 71 days after the date this report on Form 8-K must be filed.

(d) Exhibits

Exhibit No.	Description
2.1	Form of Share Purchase Agreement by and between Shineco Life Science and the Seller (incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K filed on April 23, 2025)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document and included as Exhibit 101).

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Shineco, Inc.

Date: June 23, 2025	By:	/s/ Jennifer Zhan
Jennifer Zhan, Chief Executive Officer

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